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                                   EXHIBIT 10.3


                               ECO SOIL SYSTEMS, INC.

                12.00% SENIOR SUBORDINATED NOTE DUE AUGUST 25, 2003

PPN #278858  A A  3
R-2                                                          New York, New York
$7,000,000                                                      August 25, 1998


          ECO SOIL SYSTEMS, INC., a Nebraska corporation (the "Company"), for value received, hereby promises to pay to PARIBAS CAPITAL FUNDING LLC or registered assigns, the principal amount of $7,000,000 on August 25, 2003, with interest (computed on the basis of twelve 30-day months) on the unpaid balance of such principal amount at the rate of 12.00% per annum from the date hereof, payable quarterly on the 25th day of each February, May, August and November after the date hereof, commencing November 25, 1998, until such unpaid balance shall become due and payable (whether at maturity or at a date fixed for prepayment or by declaration or otherwise), and with interest on any overdue principal (including any overdue prepayment of principal) and premium, if any, and (to the extent permitted by applicable law) on any overdue interest, at the rate of 14.00% per annum until paid, payable semi-annually as aforesaid or, at the option of the holder hereof, on demand. Payments of principal and interest on this Note shall be made in lawful money of the United States of America at the principal office of The Chase Manhattan Bank, N.A., in the Borough of Manhattan, the City and State of New York, or at such other office or agency in such Borough as the Company shall have designated by written notice to the holder of this Note as provided in the Note and Warrant Purchase Agreements referred to below.

          This Note is one of the Company's 12.00% Senior Subordinated Notes due August 25, 2003 (the "Notes"), originally issued in the aggregate principal amount of $15,000,000 pursuant to the Note and Warrant Purchase Agreements, each dated as of August 25, 1998, as from time to time amended, between the Company and certain institutional investors named therein. The holder of this Note is entitled to the benefits of such Note and Warrant Purchase Agreements, as from time to time amended, and may enforce the agreements of the Company contained therein and exercise the remedies provided for thereby or otherwise available in respect thereof.


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          This Note is a registered Note and is transferable only upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the holder hereof or such holder's attorney duly authorized in writing. Reference in this Note to a "holder" shall mean the person in whose name this Note is at the time registered on the register kept by the Company as provided in such Note and Warrant
Purchase Agreements and the Company may treat such person as the owner of this Note for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

           The holder of this Note is entitled to the benefits of a certain Guaranty Agreement, dated as of August 25, 1998, by AGRICULTURAL SUPPLY, INC., ECO TURF PRODUCTS, INC., MITIGATION SERVICES, INC., TURF ACQUISITION SUB., INC., TURF SPECIALTY, INC., and YUMA ACQUISITION SUB., INC., each a Delaware subsidiary of the Company, and by ASPEN CONSULTING COMPANIES, INC., a Colorado subsidiary of the Company, and BENHAM CHEMICAL CORPORATION, a Michigan subsidiary of the Company.

          The indebtedness evidenced by this instrument is subordinated to the prior payment in full of the Superior Debt (as defined in such Note and Warrant Purchase Agreements) pursuant to, and to the extent provided in, such Note and Warrant Purchase Agreements.

          The Notes are under certain circumstances subject to required and optional prepayment, in whole or in part, in certain cases with a premium and in other cases without a premium, all as specified in such Note and Warrant Purchase Agreements.

          In case an Event of Default, as defined in such Note and Warrant Purchase Agreements, shall occur and be continuing, the unpaid balance of the principal of this Note may become due and payable in the manner and with the effect provided in such Note and Warrant Purchase Agreements.


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          This Note is made and delivered in New York, New York, and shall be governed by the laws of the State of New York.

                                     ECO SOIL SYSTEMS, INC.


                                     By: /s/ WILLIAM B. ADAMS
                                         ---------------------------------
                                         Name: William B. Adams
                                         Title: Chief Executive Officer




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                              CERTIFICATE OF GUARANTY
                                         of
                             AGRICULTURAL SUPPLY, INC.
                          ASPEN CONSULTING COMPANIES, INC.
                            BENHAM CHEMICAL CORPORATION
                              ECO TURF PRODUCTS, INC.
                             MITIGATION SERVICES, INC.
                            TURF ACQUISITION SUB., INC.
                                TURF SPECIALTY, INC.
                                        and
                            YUMA ACQUISITION SUB., INC.


                                                       Dated:  August 25, 1998


          AGRICULTURAL SUPPLY, INC., ECO TURF PRODUCTS, INC., MITIGATION SERVICES, INC., TURF ACQUISITION SUB., INC., TURF SPECIALTY, INC., and YUMA ACQUISITION SUB., INC., each a Delaware corporation, and ASPEN CONSULTING COMPANIES, INC., a Colorado corporation, and BENHAM CHEMICAL CORPORATION, a Michigan corporation (the "Guarantors"), for valuable consideration, hereby jointly and severally, irrevocably and unconditionally guarantee the due and punctual payment of the principal of and premium, if any, and interest on, and any other amounts due under, the 12.00% Senior Subordinated Note due August 25, 2003 (the "Note") of ECO SOIL SYSTEMS, INC., a Nebraska corporation (the "Company"), to which this Certificate of Guaranty is attached, when and as the same shall become due and payable (whether at stated maturity or by required or optional prepayment or by declaration or otherwise), in accordance with the terms of, and subject to the limitations set forth in the Guaranty Agreement, dated as of August 25, 1998, of the Guarantors. This guaranty is an absolute, present and continuing guaranty of payment and not of collectibility, and if the Company shall fail to pay punctually any payment required to be made by it in respect of the Note, each Guarantor agrees immediately to pay the same to the holder of the Note and in any event prior to the date on which such failure shall constitute an Event of Default as defined in the Note and Warrant Purchase Agreements, dated as of August 25, 1998, between the Company and the institutional investors named therein, without demand, presentment, protest or notice of any kind, all of which are unconditionally waived by the Guarantors.


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          The holder of the Note is entitled to the benefits of the Note and
Warrant Purchase Agreements referred to above.

                                    AGRICULTURAL SUPPLY, INC.



                                    By:
                                       --------------------------------
                                    Name:
                                    Title:


                                    ASPEN CONSULTING COMPANIES, INC..



                                    By:
                                       --------------------------------
                                    Name:
                                    Title:


                                    BENHAM CHEMICAL CORPORATION



                                    By:
                                       --------------------------------
                                    Name:
                                    Title:


                                    ECO TURF PRODUCTS, INC.



                                    By:
                                       --------------------------------
                                    Name:
                                    Title:


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                                    MITIGATION SERVICES, INC.



                                    By:
                                       --------------------------------
                                    Name:
                                    Title:


                                    TURF ACQUISITION SUB., INC.



                                    By:
                                       --------------------------------
                                    Name:
                                    Title:


                                    TURF SPECIALTY, INC.



                                    By:
                                       --------------------------------
                                    Name:
                                    Title:


                                    YUMA ACQUISITION SUB., INC.



                                    By:
                                       --------------------------------
                                    Name:
                                    Title:

                                     SCHEDULE I

     Eco Soil Systems, Inc. (the "Company") issued a substantially identical 12.00% Senior Subordinated Note Due August 25, 1998 to Albion Alliance Mezzanine Fund, L.P. ("Albion"). In addition to the different holder, the Note issued to Albion (the "Albion Note") differs from that issued to Paribas Capital Funding LLC in the following respects:

     1.  The Albion Note is numbered R-1.
     2.  The Albion Note is in the principal amount of $8,000,000.


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